               Ply Gem Overview

Ply Gem Overview
* A Leading Manufacturer
•	Windows & Patio door
•	Vinyl Siding
•	Fence, Railing & Decking
* LTM 1 Q 06
•	Net Sales $883.4 million, w/o Alenco $869.6 million
•	Adjusted EBITDA $121.4 million, w/o Alenco $119.9 million

Disciplined approach in applying management processes & principles
What Sets Ply Gem Apart?
I.	Ability to navigate a changing market place
•	Expect the unexpected
•	Contingency planning
•	Maintain flexibility
-	Low overhead
-	Low cost production
•	Constantly search for new ways to improve costs
•	Recognize top line growth is important, but be smart
Bottom line growth must be consistent
•	Watch for opportunities and seize them at the “Right” moment

What Sets Ply Gem Apart? (continued)

II.	Ability to manage the cost/pricing equation
•	When justified pursue price
•	Strategic sourcing
•	Constantly pursuing material efficiency and cost improvement
•	Use of alternative materials
•	Leverage our business proposition to our customers
*	Exceptional service
*	Product diversity
*	Sales team
*	Marketing
*	VMI

What Sets Ply Gem Apart? (continued)

III.	Proactive approach
•	Strategic planning
*	Understand our strategic approach and relentlessly pursue it
*	Set specific measurable stretch goals
*	Stick to our core competencies
•	Ensure we have the right people
•	Understand who our customer is & their market
•	Relentlessly pursue excellence
•	Take advantage of change versus becoming the victim of change

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Strategic Plan
Goals
♦
Provide exceptional customer service/quality/business proposition
♦
Offer a product portfolio that meets and exceeds the needs and expectations of Ply Gem’s existing and potential customers
♦
Maintain low cost production and overhead position
♦
Adhere to a disciplined price management strategy
♦
Strategic product and brand management
♦
Expand and build on the strategic customer base, comprised of the “winners” in their respective markets, and have potential to grow in excess of the industry
♦
Offer national service platform to support growing national companies
♦
Create and benefit from industry consolidation
♦
Leverage business portfolio to capture synergistic opportunities on both the cost and sales sides
♦
Continue integrating business strategies
♦
Attaining #1 or #2 market-leading positions in each market
♦
Creating a company with ongoing growth potential that outperforms the industry
♦
Enhancing profitability and quality of earning strength resulting in significant free cash flow generation
♦
Creating maximum value for the investors and shareholders
Ply Gem’s Strategic Focus

Recent Highlights
I.	Strong 1 Q 06
•	Record net sales $216.3 million, up 26.0% w/o Alenco $202.4 million, up 17.9%.
Siding units up 22.2%, Window units up 5.6%.
•	Record adjusted EBITDA $21.5 million, up 42.4% w/o Alenco $20.0 million, up 32.5%

II.	Top line growth
•	Share gains from new customers, larger positions with current customers and new locations with current customers
•	Customers who appear to be growing faster than the market
•	Appropriate/competitive price increases

III.	Offsetting material and freight cost
•	Overall, material and freight covered 100%
•	PVC, greater than 100%
•	Aluminum products, still catch up to do
•	Timely and successful price increases
•	Strategic sourcing

IV.	Executing on Ply Gem/MW Synergies
•	Cost Side
*	Vinyl lineal production, PVC compound, insurance, etc.
•	Sales Side
*	84 Lumber, Builder Program

V.	New Capital Projects
•	MW Blend Tower
•	CWD Glass Machine

VI.	Maintain a low overhead Structure

Recent Highlights (continued)

Long-term fundamentals for new home construction remain strong…
New Construction Market
♦	Witnessed strong demand in 2005
♦	Market is expected to decline approximately
5% in 2006, but demand should remain
strong relative to historical levels
♦	New household growth in entry-level
market has demonstrated strong funda-
mentals
-	Nearly 12 million new households
expected by 2010
-	Home ownership rate projected to
continue to increase to over 70% by
2010 from 69% today
Home Ownership
Repair and Remodeling Market
♦	Market should be roughly flat with 2005
♦	Fundamentals indicate that R&R should show stable growth
-	Only four down years over the past 40 years
-	Steady rise in home sales and home ownership levels have resulted in increased investment in homes
-	Existing housing stock of 120 million homes continues to age with 70% of housing units built before 1980, driving repair & remodeling spending

Median Age of U.S. Housing Stock
…despite a slowdown in 2005, the repair & remodeling end market is positioned for continued growth
Housing Market Outlook

Ply Gem’s New Construction
Window Business

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2004 Housing Starts Per 1,000

9.2 to 16.8
6.3 to 9.1
3.9 to 6.2
0.4 to 3.8
+13,428
US 2005-2010
Population Growth (000s)
+1,874
Texas 2005-2010
Population Growth (000s)
+663
Georgia 2005-2010
Population Growth (000s)
+769
Arizona 2005-2010
Population Growth (000s)
Source: U.S. Census Bureau, U.S. Department of Commerce and UBS High Yield Research
Favorable Domestic Population Trends

Top Ten Housing Markets by Building Permits

Top Ten States with Largest Change in
Population from 2000-2004
Florida
California
Texas
Georgia
N. Carolina
Arizona
Illinois
Virginia
Michigan
Ohio
Source: U.S. Census Bureau, U.S. Department of Commerce and UBS High Yield Research
Southeast, South and Southwest Remain Strong
Building Permits Issued in 2004 by State
Rank	State	Permits	% of Total
1	Florida	177,648	11.4
2	California	150,437	9.7
3	Texas	142,488	9.1
4	Georgia	84,591	5.4
5	Arizona	76,651	4.9
6	N. Carolina	76,093	4.9
7	Virginia	48,195	3.1
8	Illinois	45,670	2.9
9	Michigan	44,186	2.8
10	Ohio	40,862	2.6
	Top Ten	886,821	56.0
	All Other	672,025	43.1
	Total	1,558,846
Top Domestic Housing Markets
Building Permits Issued in 2004 by City
Rank	Location	Permits	% of Total
1	Atlanta	74,007	3.6
2	Phoenix	65,259	3.2
3	New York	56,873	2.7
4	Dallas	56,388	2.7
5	Houston	56,036	2.7
6	Chicago	47,541	2.3
7	Miami	46,084	2.2
8	Washington, DC	38,024	1.8
9	Las Vegas	36,395	1.8
10	Los Angeles	35,785	1.7
11	Orlando	33,992	1.6
12	Tampa	29,557	1.4
13	Minneapolis	27,714	1.3
14	Seattle	24,486	1.2
15	Sacramento	21,999	1.1
16	Denver	21,836	1.1
17	Detroit	21,808	1.1
18	Charlotte	21,551	1.0
19	Philadelphia	21,010	1.0
20	Cape Coral	20,395	1.0
	Total	756,740	36.6
	All Other	1,313,337	63.4
	Total	2,070,077

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♦
Vinyl continues to take share in new construction
♦
Aluminum continues to hold share in Florida, Texas  and Southwest
♦
Wood remains in demand
Channel
Builder
Competitive Forces
Regulatory
Materials
♦
Impact codes
♦
Energy codes
♦
Installation instruction requirements
♦
National production builders continue to gain share at the expense of smaller regional production builders
–
The Top 10 are driving gains
♦
Production builders anticipated to control ~50% of total starts
♦
Semi-custom/custom builders still viable in smaller MSA’s and higher-end markets
♦
The window and door market is still extremely fragmented (consolidation, vertical integration and forward integration are accelerating)
Increasingly important to have a national footprint to service fastest growing channels and end users
–
♦
Lumberyard still dominant in builder and pro remodeler markets
–
The big get bigger (Strober, Stock, 84 Lumber and Builders FirstSource)
♦
Expansion of national programs with large builders
Window Industry Demand Trends

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National Production Builders
2008 Market Polarization
Source: Hanley Wood, 2005
19.0
18.9
20.2
20.3
20.7
13.0
13.1
12.8
13.7
15.9
0
5
10
15
20
25
30
35
40
2000
2001
2002
2003
2004
Top 10
Rest of 100
32
32
33
34
37
Large production builders continue to take share
National
Production
Builder
Regional
Production Builder
Dominates larger MSA’s
Growing share across markets
(Starter, Move Up, Empty Nest, Luxury)
Viable in second
tier MSA’s
Small
Regional Builder
Viable in
smaller or
rural markets;
Supplements with
remodeling work
Competes on reputation and
partners with
architects
Custom
Builder
National Production Builders

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Strober/Contractor Yard
Builders First Source
84 Lumber
Stock Lumber
Large Lumberyard Chains - Expanding

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Strong eastern presence supported lumberyard growth
Region I
MW Footprint

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Gross Sales
MW continues to achieve customer conversions in the lumberyard channel
MW Sales by Channel

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MW Brands

Top 10 Builders	Brand	Channel
D.R. Horton	MW	Stock
Pulte	Patriot	Builders FirstSource
Lennar	Patriot	Norandex
Centex	MW	The Contractor Yard
KB Home	NA	NA
Beazer	MW	Builders FirstSource
Hovnanian	Patriot	Direct
Ryland	Patriot	Builders FirstSource
M.D.C. Holdings	NA	NA
NVR	Patriot	Direct

Patriot Brand
MW currently supports top production builders
Production Builder Business

♦
Consolidating vendors over next few years
♦
Stock felt that MW was correct in its focus
♦
Should leverage MW brand, similar to Jeld-Wen
♦
MW will have competitive advantage due to its product offering
♦
Very interested in MW growth model
♦
84 Lumber plans to consolidate window supplier (much like Stock)
♦
Very interested in an aluminum product for Florida
♦
Eager to assist MW with growth strategy
♦
No formal plans for vendor consolidation
♦
Very interested in MW’s support of Florida
♦
Very interested in MW’s Opening Price Point (“OPP”) product
♦
Consolidating with Lanoga
♦
Strober merging with Lanoga to form Pro-Build Holdings
♦
Interested in our growth strategy
Customer Commentary
A National Footprint Provides a Competitive Advantage

2000–2004 Average Yearly Single Family Building
Permits Issued
Number of Top Builders by Market
Key Customer Migration
MW Key Competitor’s Locations
C
T
Investigate National Footprint

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MW is focused on expanding into five additional regions that represent growing markets with favorable long-term demographic trends
CA
OR
WA
MT
ID
NV
UT
CO
AZ
NM
TX
OK
WY
TN
KY
KS
NE
SD
ND
MN
IA
MO
AR
OH
IN
IL
WI
MI
FL
LA
GA
SC
NC
MS
AL
ME
VA
PA
NY
VT
NH
WV
CT
MA
DE
MD
RI
NJ
Mexico
British
Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Québec
DC
Region
1
2
3
4
5
6
Proposed National Footprint and Priorities

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Alenco is a leading manufacturer of windows and doors serving the new construction end market
2005E Sales by Material
2005E Sales by Product
♦
Founded in 1948, Alenco has established 40+ years of heritage
♦
Operates in the fast-growing Southern US market
♦
Distribution channel focused on fastest growing customers:
–
National builders
–
Large regional builders
♦
Experienced management team with a strong track record of success in this segment
Alenco Overview

Alenco expands Ply Gem platform: product, geography
Bryan, Texas
Window Assembly Plant
Aluminum Extrusion Facility
Storage Facility
 250,000
75,000
60,000
Facilities
Sq. Feet
Dallas, Texas
Window Distribution Facility
Replacement Window Facility
           52,000
32,000
Facilities
Sq. Feet
Peachtree City, Georgia
Window Assembly Plant
Vinyl Extrusion Facility
150,000
40,000
Facilities
Sq. Feet
Phoenix, Arizona
Window Assembly Plant
150,000
Facilities
Sq. Feet
♦
Alenco Produces both aluminum and vinyl windows to accommodate varying regional construction requirements
–
Alenco’s products accommodate regional construction differences yet minimize the impact on manufacturing
–
Alenco’s product platform approach minimizes manufacturing complexity and increases the number of options offered
–
Alenco’s lean manufacturing approach to product engineering allows Alenco to stay connected with the market and quickly adapt to changing conditions
♦
Current locations capable of servicing the 9 fastest-growing states, based on population
–
Alenco has significant share in Arizona, Texas and Georgia, which represent 3 of the nation’s top 5 markets
Alenco’s Role

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Alenco expands Ply Gem customer base
♦
Alenco’s core customer is specialty building products distributors
♦
Alenco is focused on teaming up with customers who are expanding their national footprint and rapidly consolidating the industry
Alenco's Role

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♦
Constant focus on short lead times helps promote simplicity
Simplicity supports fewer errors, decreasing cost and increasing customer satisfaction
–
♦
Lean management structure promotes direct interaction with customers and a keen awareness of changes in the market
♦
Linear/Connected Manufacturing Process increases a supervisor’s span of control and creates a better working environment for employees
♦
Alenco’s aluminum extrusion operations provide improved responsiveness, consistent lead times and increased profit margins
♦
Alenco’s information systems support the business by providing quick and concise information
Alenco compliments Ply Gems culture
Alenco’s Role

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Alenco provides immediate coverage and product offering
CA
OR
WA
MT
ID
NV
UT
CO
AZ
NM
TX
OK
WY
TN
KY
KS
NE
SD
ND
MN
IA
MO
AR
OH
IN
IL
WI
MI
FL
LA
GA
SC
NC
MS
AL
ME
VA
PA
NY
VT
NH
WV
CT
MA
DE
MD
RI
NJ
Mexico
British
Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Québec
DC
Region
1
2
3
4
5
6
MW Facility Footprint

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Debatably, industry’s most complete product offering
Vinyl continues to grow at above market rates
Source: Freedonia
Competitive Position

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Alenco
Lineal
Vertically Integrated, Low-Cost Producer

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Strong brand equity within the trade
Strong partner relationships with industry leaders
Vertically integrated,  flexible, low-cost producer
Emerging national footprint
Complete product offering
Industry leading service
Positioned for Continued Growth

Siding Business Overview

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Variform Overview
►Variform is a leading manufacturer of vinyl siding and aluminum accessories serving both the new construction and remodeling markets.

The company maintains the #2 market position in the U.S. vinyl siding industry and #1 positions in the manufactured housing, retail home center and lumberyard channels.
Sales by Product Category
Sales by End Market
Sales by Distribution Channel
Aluminum
Accessories
20%
Remodeling
37%
New
Construction
63%
Wholesale
1-Step
 43%
Manufactured
Housing
13%
Home
Centers
23%
Lumberyards
21%
Vinyl Siding &
Accessories
80%
* Based on 2005 Revenue

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The U.S. siding market is estimated at $8.5 billion, with vinyl siding representing a 45% share of total residential volume.
Market Share Trends by Siding Product Type
Vinyl and fiber cement increasing marketshare at the expense of wood
Source:  Freedonia 2004
’93  ’03  ’08
’93  ’03  ’08
’93  ’03  ’08
’93  ’03  ’08
’93  ’03  ’08
’93  ’03  ’08
Vinyl
Metal & Misc
Wood
Stucco
Brick
Fiber Cement
U.S.  Siding Industry

Stucco
21%
Wood
14%
Fiber
Cement 13%
Other
1%
Vinyl
30%
Brick
21%
Residential New Construction Market
Residential Repair/Remodel Market
Wood
19%
Vinyl
63%
Fiber
Cement
10%
Stucco 4%
Other 3%
Brick 1%
Manufactured Housing Market
Wood
26%
Vinyl
59%
Fiber
Cement
11%
Other
4%
Key Vinyl Siding Advantages
►
 Low installed Cost
►
 Minimal maintenance
►
 High level of durability
►
 Resistance to rot, mildew and insects
►
 Ease of installation
*Source:  Freedonia 2004
U.S. Residential Siding Market -
Segment Share by Product Type

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►
Variform has continued to gain marketshare, from 11% in 1999 to 15% in 2006
►
Growth has come from Lowes, 84 Lumber, Wholesale 1-step distributors and manufactured housing OEM's.
Variform Market Position by Segment
 Channel                          Variform Position
 Lumberyards                             #1                                High penetration of independent lumberyards, converted
                                                                                       100% of 84 Lumber business from Owens Corning (Q-1, 2006).
 Home Centers                            #1                                Exclusive supplier to Lowes, #3 position at Home Depot
 Manufactured Housing               #1                               70% marketshare, exclusive supplier to Clayton Homes,
                                                                                       converted Southern Energy (2006).
 Wholesale 1-Step                       #4                               Increasing marketshare via new strategic customers Masco,
                                                                                       Lyf-Tym and Marsh
Certainteed
21%
Heartland 4%
Variform/
Napco
15%
14%
Owens Corning
Crane 6%
Royal 6%
Kaycan 7%
Alside 11%
Alcoa 13%
Other 3%
*Source:  Pure Strategy, Management Estimates
U.S. Vinyl Siding Marketshares
Variform is #2 and Increasing Marketshare

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►
  Low cost producer of high quality products
▪
 Labor productivity among highest in the industry
▪
 Strategic sourcing yielding advantageous vinyl raw material pricing
▪
 Utilization of low cost alternate raw materials
▪
 Warranty claims rate of 0.37% versus industry median of 1.0%
▪
 SG&A expense less than 8% of sales
►
  Broad offering of vinyl and aluminum products
▪
Vinyl/aluminum bundle better serves the needs of distribution partners versus focused competitors
►
  Excellent customer service
▪
Exclusive Vendor Managed Inventory program increases customer inventory turns and fill rates
▪
 Combined Napco brand vinyl/metal shipments increases customer inventory turns
▪
 Excellent lead times (5-7 days) and fill rates (98.5%)
►
Exclusive supplier to industry leading distributor BlueLinx, #2 home center chain Lowes and #1 manufactured housing builder Clayton Homes. Primary supplier to #3 Lumberyard chain 84 Lumber.
►
  Strong earnings and cash generation
Low Cost

&

High Qualiy
Broad
Product
Offering
Value
Added
Services
Partnered
with Industry
Leaders
Strength
Financial
Variform Competitive Advantages

➢	Low cost production
➢	High service levels
➢	High product quality
➢	Safe plants
➢	Virtual plant platform

Vinyl
Metal
♦	Valencia, PA
♦	175,000 sq. ft.
♦	USW
♦	Kearney, MO
♦	175,000 sq. ft.
♦	Non

♦	Jasper, TN
♦	270,000 sq. ft.
♦	Non

Location:
Square Feet:
Union Status
♦	Martinsburg, WV
♦	163,000 sq. ft.
♦	Non
Continued investment and commitment to low cost production, high service levels and quality have enabled Variform to secure competitive advantages.
Valencia, PA
Kearney, MO
Jasper, TN
Martinsburg, WV
Low Cost and Flexible Production Facilities

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Differentiated product lines using multiple brands allows Variform to sell all segments of the market while minimizing channel conflict.
Vinyl Siding Product Lines
Product lines highlighted in blue have been introduced since 2000.

Specialty	Nostalgia Series® Shakes	Cedar Select® Shakes	Rough Sawn Cedar™
	Nostalgia Series® Scallops	Cedar Select® Scallops	New World Scallops™
	CSL 600	--	--
	Victoria Harbor®	American ’76 Collection®	Somerset™
	--	--	Chatham Ridge®
Premium	Timber Oak®	American Splendor® XL	Cedar Lane®
	Varigrain Preferred®	American Splendor®	--
Standard	Camden Pointe®	--	--
	Nottingham	American Herald®	Heritage Hill™
	Ashton Heights	American Tradition™	Forest Ridge®
	--	--	Shadow Ridge®
	--	--	Castle Ridge®
Economy	Contractor’s Choice®	American Comfort®	Vision Pro®
	--	Providence®	--
Manufactured Housing	--	--	Parkside™
	--	--	Oakside®
	--	--	Parkridge®
Category
Targeted Multi-channel Distribution Strategy

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►
 Largest building products distributor in
the U.S.
►
 National distribution/logistics capability
►
 Bundling capability via broad offering of
building products
►
 Leading market position in retail
homecenters, lumberyards and
manufactured housing channels
►
 Unmatched product line breadth
►
 Low cost producer
►
 Customized vendor managed inventory
program ensures high inventory turns
and fill rates
►
 BlueLinx dedicated sales organization,
with direct contact to BlueLinx customers
►
 Flexible manufacturing capability
provides BlueLinx with certainty of supply
Exclusive supplier of vinyl siding to BlueLinx since 1988.  The relationship is complimentary and deeply entrenched, supported by a number of factors.
Variform Strengths
BlueLinx Strengths
Exclusive Supplier to BlueLinx

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1.  Accelerate growth in wholesale 1-step channel
► Leverage vinyl/metal package
► Leverage dual brand offering to provide MSA exclusivity
► Pull-through focus on top 100 builders

2.  Increase penetration of top 100 home builders
► Dedicated National Builder Sales Manager position
► Preferred supplier to Masco Contractor Services
► Preferred supplier to BRI, Inc.

3.  Leverage 100% position with Lowes
► 100+ new store openings per year
► Installed Sales Program in 700 stores

4.  Leverage primary supplier position with 84 Lumber
► 50 new store openings per year
► Builder pull-through activity

5.  Grow share of remodeling segment
► New products:    • CSL 600 Foam Backed Siding
 • Timber Oak Ascent
Strategic Growth Initiatives

Shawn Poe,  Ply Gem Industries, Inc.
Pro Forma Financial Results

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Net Sales
Adjusted EBITDA
Adjusted EBITDA - CapEx
Capital Expenditures
Historical Combined Pro Forma Financial Information

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On a pro forma basis, Ply Gem has generated
Significant unlevered free cash flow
Pro Forma Historical Free Cash Flow

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Sales Synergies Across
Businesses
World Class Manufacturing
Practices
Proven Management
Team
Significant Synergies and
Cost Savings
Substantial, Sustainable
Free Cash Flow
Strong Product Portfolio of Highly Regarded Brand
Names Across All Price
Points
Strong  Financial Sponsor
Support
Long-Standing and Diversified Customer Relationships
Key Attributes

Questions & Answers

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Computation of Non-GAAP Financial Information
♦
Pro forma net sales
♦
Adjusted pro forma EBITDA
♦
Pro forma capital expenditures (CAPEX)
♦
Pro forma EBITDA less CAPEX
♦
Pro forma unlevered free cash flow
Supplemental Information

S:\Financial Sponsors\Deal Files\Ply Gem Industries\Alenco\Ratings Agency Presentation\Ply Gem Alenco Ratings Agency Presentation_FINAL.ppt
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          Computation of Pro Forma Net Sales
Supplemental Information

S:\Financial Sponsors\Deal Files\Ply Gem Industries\Alenco\Ratings Agency Presentation\Ply Gem Alenco Ratings Agency Presentation_FINAL.ppt
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Computation of Adjusted Pro Forma EBITDA
Supplemental Information

S:\Financial Sponsors\Deal Files\Ply Gem Industries\Alenco\Ratings Agency Presentation\Ply Gem Alenco Ratings Agency Presentation_FINAL.ppt
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Computation of Pro Forma Capital Expenditures (CAPEX)
Supplemental Information

S:\Financial Sponsors\Deal Files\Ply Gem Industries\Alenco\Ratings Agency Presentation\Ply Gem Alenco Ratings Agency Presentation_FINAL.ppt
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Computation of Adjusted Pro forma EBITDA - CAPEX
Supplemental Information

S:\Financial Sponsors\Deal Files\Ply Gem Industries\Alenco\Ratings Agency Presentation\Ply Gem Alenco Ratings Agency Presentation_FINAL.ppt
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Computation of Pro forma Unlevered Free Cash Flow
Supplemental Information